Exhibit 32.1


                        CERTIFICATION OF PERIODIC REPORT
                         Pursuant to 18 U.S.C. ss. 1350

         Pursuant to, and for purposes only of, 18 U.S.C. ss. 1350, each of the undersigned hereby certifies that (i) the Quarterly Report of Shore Bancshares, Inc. on Form 10-Q for the quarter ended March 31, 2004 filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Shore Bancshares, Inc.


Date:    May 7, 2004               /s/ W. Moorhead Vermilye
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                                   W. Moorhead Vermilye
                                   President/Chief Executive Officer



Date     May 7, 2004               /s/ Susan E. Leaverton
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                                   Susan E. Leaverton
                                   Treasurer/Principal Accounting Officer